UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 29, 2014

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SIERRA BANCORP

(Exact name of registrant as specified in its charter)

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California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

86 North Main Street, Porterville, CA 93257

(559) 782-4900
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 29, 2014 the shareholders of Santa Clara Valley Bank, N.A. ("SCVE") approved of its consolidation with a newly formed wholly-owned subsidiary of Sierra Bancorp (the "Company") pursuant to that certain Agreement and Plan of Consolidation dated July 17, 2014 by and among the Company, Bank of the Sierra, a California banking corporation and wholly-owned subsidiary of the Company and SCVE. The consolidation is expected to close on November 14, 2014.

In addition, on October 30, 2014 the Company issued a press release announcing the SCVE shareholder approval. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Sierra Bancorp dated October 30, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2014	SIERRA BANCORP

	By:	/s/	Kevin McPhaill
	Name:		Kevin McPhaill
	Title:		President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Sierra Bancorp dated October 30, 2014

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